UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(b) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 6, 1997 (July 23,1997)

                                    001-12910
                            (Commission File Number)

                                Storage USA, Inc.
             (Exact name of registrant as specified in its charter)


            Tennessee                                       62-1251239
  State or other jurisdiction of                         (I.R.S. Employer
  incorporation or organization                        Identification Number)

       10440 Little Patuxent Parkway, Columbia, Maryland            21044
           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (410) 730-9500

Item 2: Acquisition or Disposition of Assets

Storage USA, Inc., (the "Company") consummated during the period July 23, 1997 through September 3, 1997, the acquisition of 9 self-storage facilities (the "Acquired Facilities") through SUSA Partnership, L.P. (the "Partnership"), a limited partnership in which the Company is the sole general partner and owns approximately a 91% interest as of the date of this report. The Acquired Facilities contain approximately 544,253 square feet, are located in 6 states and were purchased for approximately $37,625,500 in aggregate consideration.

The acquisition of the Acquired Facilities was funded by cash generated from operations, the issuance of units of limited partnership interest in the Partnership, the assumption of certain mortgages payable and borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennessee Bank. Each of the Acquired Facilities was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue such use of all the Acquired Facilities. The Company's management determined the contract price of each facility through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amount of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses associated with the facility. Other than changes in those factors, the Company, after reasonable inquiry, is not aware of any material factors relating to the properties that would cause the historical financial information provided in item 7 not to be necessarily indicative of future operating results for the applicable facilities.

The following  provides certain additional  information  concerning the Acquired
Facilities:

Location                          Seller                                   Date of Acquisition
--------------------------------  ---------------------------------------  ------------------------
Ho Ho Kus, NJ                     Hollywood Industrial Assoc.                              7/23/97
Amsterdam, NY                     Hollywood Industrial Assoc.                              7/23/97
Kingston, NY                      Hollywood Industrial Assoc.                              7/23/97
New Paltz, NY                     Hollywood Industrial Assoc.                              7/23/97
Saugerties, NY                    Hollywood Industrial Assoc.                              7/23/97
Raynham, MA                       Frank Lipauma                                            7/24/97
Antioch, TN                       C. Gregory Smith, Jr.                                     8/8/97
Las Vegas, NV                     Edward M. Sanders                                        8/29/97
Lakewood, CO                      Lakewood Mini Storage, LTD                                9/3/97

The following unaudited data related to the Acquired Facilities is derived from the Company's internal records as of the last day of the month following closing, or the most current information available:

                             Square          Rent per         Economic         Physical        Total          Contract
        Location              Feet         Square Foot        Occupancy        Occupancy       Units            Price
-------------------------  ------------  ----------------  ----------------  --------------  -----------  -----------------
Ho Ho Kus, NJ                  124,996           $ 16.82               91%             93%        1,205        $16,525,000

Amsterdam, NY                   28,400           $  7.01               57%             62%          280        $ 1,455,000

Kingston, NY                    54,850           $  7.92               90%             92%          535        $ 2,500,000

New Paltz, NY                   53,040           $  8.37               94%             97%          620        $ 2,020,000

Saugerties, NY                  34,746           $  8.86               73%             83%          471        $ 2,500,000

Raynham, MA                     15,775           $  8.78               65%             93%          136        $   475,000

Antioch, TN                     78,626           $  9.62               75%             85%          765        $ 4,792,500

Las Vegas, NV                   49,232           $  7.58               89%             88%          432        $ 2,328,000

Lakewood, CO                   104,588           $  8.50               75%             75%          968        $ 5,030,000
                           ------------  ----------------  ----------------  --------------  -----------  -----------------
                               544,253           $ 10.37               84%             86%        5,412        $37,625,500


Item 7:           Financial Statements and Exhibits

(a)      Financial Statements Applicable to Real Estate Properties Acquired

         *        Report of Independent Accountants.

         *        Acquired  Facilities  Historical  Summaries of Combined  Gross
                  Revenue and Direct Operating Expenses for the year ended December 31, 1996 (audited), and for the six months ended June 30, 1997 (unaudited).

         * Notes to Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.


(b)      Pro Forma Financial Information

         * Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 1997.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the six months ended June 30, 1997.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1996.

         *        Notes to  Unaudited  Pro Forma  Combined  Condensed  Financial
                  Statements.



(c)      Exhibits

         Exhibit           Description
         -------           -----------

         23.0              Consent of Independent Accountants

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Shareholders of
Storage USA, Inc.

                  We have audited the accompanying Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical
Summaries") for certain self-storage facilities (the "Acquired Facilities") described in Note 1 to the Historical Summaries for the year ended December 31, 1996. These Historical Summaries are the responsibility of the management of the Acquired Facilities. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

                  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

                  The accompanying Historical Summaries were prepared for the purposes of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Storage USA, Inc.) as described in Note 1 to the Historical Summaries, and are not intended to be a complete presentation of the Acquired Facilities' revenues and expenses.

                  In our opinion, based on our audits, the Historical Summaries referred to above present fairly, in all material respects, the combined gross revenue and direct operating expenses described in Note 1 of the Acquired Facilities for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                            COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
October 1, 1997

                                             ACQUIRED FACILITIES

                                   HISTORICAL SUMMARIES OF COMBINED GROSS
                                    REVENUE AND DIRECT OPERATING EXPENSES
                                           (amounts in thousands)
                                                                     For the                   For the
                                                                   year ended             six months ended
                                                                  December 31,                June 30,
                                                                      1996                      1997
                                                               --------------------     ----------------------
                                                                                             (unaudited)
                                                                                              (note 2)
Gross Revenue:
     Rental revenue                                                         $5,215                     $2,576
     Other revenue                                                             210                         63
                                                               --------------------     ----------------------

          Total gross revenue                                                5,425                      2,639
                                                               --------------------     ----------------------

Direct Operating Expenses:
     Property operations and maintenance                                     1,146                        539
     Real estate taxes                                                         460                        193
                                                               --------------------     ----------------------

          Total direct operating expenses                                    1,606                        732
                                                               --------------------     ----------------------

Revenue in excess of direct operating expenses                              $3,819                     $1,907
                                                               ====================     ======================

                             See accompanying notes.

                                       5

1.  Basis of Presentation
         The Historical Summaries of Combined Gross Revenue and Direct Operating
Expenses (the "Historical Summaries") relate to the operation of the following self-storage facilities (the "Acquired Facilities") which have been acquired by SUSA Partnership, L.P. (the "Partnership") during the period from July 23, 1997 through September 3, 1997.

                         Acquired Facilities - Locations
                         -------------------------------

                                  Ho Ho Kus, NJ
                                  Amsterdam, NY
                                  Kingston, NY
                                  New Paltz, NY
                                 Saugerties, NY
                                   Raynham, MA
                                   Antioch, TN
                                  Las Vegas, NV
                                  Lakewood, CO


         The  Historical  Summaries  for the  Acquired  Facilities  with a total acquisition  cost of  $37,896  have  been  prepared  pursuant  to the  Rules and
Regulations of the Securities and Exchange Commission for real estate operations acquired.  The  Historical  Summaries  are  not  representative  of  the  actual operations  for the  periods  presented,  as certain  expenses  which may not be comparable to the expenses  expected to be incurred by the Company in the future operations of the Acquired  Facilities  have been  excluded.  Expenses  excluded
consist  of  management   fees,   interest,   depreciation   and   amortization,
professional  fees and other indirect  costs not directly  related to the future operations of the Acquired Facilities. Rental Income is recognized when due from occupants. Expenses are recognized on the accrual basis.

2.  Interim Period

         The unaudited interim historical summary has been prepared on a basis consistent with the audited historical summary. In the opinion of management, all adjustments considered necessary for a fair presentation are of a normal recurring nature and have been included. Operating results for the six months ended June 30, 1997 are not necessarily indicative of future operating results.

                                       6

                                STORAGE USA, INC.

               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

         The following  unaudited Pro Forma Combined  Condensed Balance Sheet as of June 30, 1997, and the unaudited Pro Forma Combined  Condensed  Statements of
Operations  for the six  months  ended  June 30,  1997,  and for the year  ended
December 31, 1996 have been prepared to reflect the  acquisition of the Acquired
Facilities  as  if  the  Acquired   Facilities  and  other  previously  reported
transactions  had been  consummated at the beginning of the  respective  periods shown. The Pro Forma Combined  Condensed  Financial  Information is based on the historical  financial  statements  included in the Company's Quarterly Report on
Form  10-Q for the  quarter  ended  June 30,  1997 and the pro  forma  financial information set forth in the footnotes to the financial  statements  included in the Company's  Annual Report on Form 10-K for the year ended  December 31, 1996, and should be read in conjunction with those financial  statements and the notes thereto.  The Pro Forma Combined  Condensed Balance Sheet was prepared as if the
Acquired  Facilities  were  purchased on June 30, 1997.  The Pro Forma  Combined
Condensed  Statements of Operations were prepared as if the Acquired  Facilities were purchased at the beginning of the respective periods reflected thereon. The
Combined Condensed Pro Forma Financial Information is not necessarily indicative of the financial  position or results of operations  which  actually  would have occurred if such  transactions had been consummated on the dates described,  nor does it purport to represent the Company's future financial  position or results of operations.


                                       7

                                                     STORAGE USA, INC.

                                         PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                    as of June 30, 1997
                                                        (Unaudited)
                                                   (amounts in thousands)

                                                       Historical                                            Pro Forma
                                                        Storage          Acquired          Pro Forma          Storage
                                                       USA, Inc.        Facilities        Adjustments        USA, Inc.
                                                     ---------------   --------------    ---------------   ---------------

Assets:
     Investment in storage facilities, net            $     990,830    $      37,896                        $   1,028,726
     Cash and equivalents                                     9,655                                                 9,655
     Other assets                                            21,194                                                21,194
                                                     ---------------   --------------    ---------------   ---------------

          Total assets                                $   1,021,679    $      37,896      $           -     $   1,059,575
                                                     ===============   ==============    ===============   ===============

Liabilities and shareholders' equity
     Line of credit borrowings                        $       5,115    $      24,488                        $      29,603
     Mortgage notes payable                                  37,446            2,574                               40,020
     Notes payable                                          200,000                                               200,000
     Accounts payable and accrued expenses                    9,990                                                 9,990
     Rents received in advance                                6,525                                                 6,525
     Dividend payable                                        16,364                                                16,364
     Minority interest                                       79,839           10,834                               90,673
                                                     ---------------   --------------    ---------------   ---------------

          Total liabilities
                                                            355,279           37,896                  -           393,175
                                                     ---------------   --------------    ---------------   ---------------

Shareholders' equity
     Common stock                                               272                                                   272
     Paid-in capital                                        702,398                                               702,398
     Notes receivable - officers                            (8,825)                                               (8,825)
     Accumulated deficit                                   (15,831)                                              (15,831)
     Distributions in excess of net income                 (11,614)                                              (11,614)
                                                     ---------------   --------------    ---------------   ---------------

          Total shareholders' equity                        666,400                                               666,400
                                                                                   -                  -
                                                     ---------------   --------------    ---------------   ---------------
          Total liabilities and shareholders'
            equity                                    $   1,021,679    $      37,896      $           -     $   1,059,575
                                                     ===============   ==============    ===============   ===============

                             See accompanying notes.

                                       8

                                                       STORAGE USA, INC.

                                      PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                             For the six months ended June 30, 1997
                                                          (Unaudited)
                                               (thousands, except per share data)

                                                    Historical                                                   Pro Forma
                                                     Storage             Acquired           Pro Forma             Storage
                                                    USA, Inc.           Facilities         Adjustments           USA, Inc.
                                                -------------------  -----------------   -----------------    ----------------

Property Revenues:
Rental income                                     $         71,340    $         2,576     $         5,866 (a)  $       79,782
Management income                                                -                                                          -
Other income                                                 1,072                 63                 131 (b)           1,266
                                                -------------------  -----------------   -----------------    ----------------

     Total revenues                                         72,412              2,639               5,997              81,048
                                                -------------------  -----------------   -----------------    ----------------

Property Expenses:
Cost of property operations
     and maintenance                                        17,715                539               1,259 (c)          19,513
Taxes                                                        6,151                193                 442 (d)           6,786
General & administrative                                     2,823                                    337 (e)           3,160
Depreciation & amortization                                  8,670                                  1,319 (f)           9,989
                                                -------------------  -----------------   -----------------    ----------------

     Total expenses                                         35,359                732               3,357              39,448
                                                -------------------  -----------------   -----------------    ----------------

     Income from property operations                        37,053              1,907               2,640              41,600

Other Income (expenses):
   Interest expense                                         (6,763)                                (2,119)(g)          (8,882)
   Interest income                                             496                                                        496
                                                -------------------  -----------------   -----------------    ----------------

Income before minority interest and
    gain on sale of assets                                  30,786              1,907                 521              33,214

Gain on exchange of self-storage
    facilities                                               2,569                                 (2,569)(h)               -
                                                -------------------  -----------------   -----------------    ----------------

Income before minority interest                             33,355              1,907              (2,048)             33,214

Minority interest                                           (2,476)                                  (547)(i)          (3,023)
                                                -------------------  -----------------   -----------------    ----------------

   Net income                                     $         30,879    $         1,907     $        (2,595)     $       30,191
                                                ===================  =================   =================    ================

   Net income per share                           $           1.18                                             $         1.11
                                                ===================                                           ================

   Weighted average shares
       outstanding                                          26,138                                                     27,273
                                                ===================                                           ================

                             See accompanying notes.

                                       9

                                                   STORAGE USA, INC.

                                 PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                         For the year ended December 31, 1996
                                                      (Unaudited)
                                          (thousands, except per share data)

                                                Initial
                                               Pro Forma                                                Pro Forma
                                                Storage          Acquired          Pro Forma             Storage
                                               USA, Inc.        Facilities        Adjustments           USA, Inc.
                                            ----------------  ----------------   ---------------     ----------------

Property Revenues:
Rental income                                 $     130,839    $        5,215     $      16,753 (j)   $      152,807
Management income                                       485                                                      485
Other income                                          1,715               210               371 (k)            2,296
                                            ----------------  ----------------   ---------------     ----------------

     Total revenues                                 133,039             5,425            17,124              155,588
                                            ----------------  ----------------   ---------------     ----------------

Property Expenses:
Cost of property operations
     and maintenance                                 33,530             1,146             4,194 (l)           38,870
Taxes                                                10,827               460               796 (m)           12,083
General & administrative                              4,722                                 800 (n)            5,522
Depreciation & amortization                          16,097                               3,213 (o)           19,310
                                            ----------------  ----------------   ---------------     ----------------

     Total expenses                                  65,176             1,606             9,003               75,785
                                            ----------------  ----------------   ---------------     ----------------

     Income from property operations                 67,863             3,819             8,121               79,803

Other Income (expenses):
   Interest expense                                 (12,885)                             (5,032)(p)          (17,917)
   Interest income                                      687                                                      687
                                            ----------------  ----------------   ---------------     ----------------

Income before gain and minority interest             55,665             3,819             3,089               62,573

Gain on investment                                      288                                                      288
                                            ----------------  ----------------   ---------------     ----------------

Income before minority interest                      55,953             3,819             3,089               62,861

Minority interest                                    (3,870)                             (1,852)(q)           (5,722)
                                            ----------------  ----------------   ---------------     ----------------

   Net income                                 $      52,083    $        3,819     $       1,237       $       57,139
                                            ================  ================   ===============     ================

   Net income per share                       $        2.11                                           $         2.10
                                            ================                                         ================

   Weighted average shares
       outstanding                                   24,723                                                   27,273
                                            ================                                         ================

                                            See accompanying notes.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (dollar amounts in thousands, except share/unit and per share/unit data)
                                   (Unaudited)



1.       Storage USA, Inc.
         The  historical  financial   information  of  Storage  USA,  Inc.  (the
"Company") includes SUSA Partnership, LP (the "Operating Partnership"), Storage USA, Trust (the "Trust") and SUSA Management, Inc. ("SUSA Management").


2.       Acquired Facilities- Balance Sheet
         Amounts reflect the acquisition of 9 facilities acquired from July 23, 1997 to September 3, 1997 for a price of $37,896. The total acquisition price includes the purchase price of the facilities ($37,626) plus the Company's estimated average cost of $30 per property for capital improvements ($270). The total acquisition price was funded with cash generated from operations, borrowings under the Company's lines of credit, the assumption of $2,574 of mortgages payable and the issuance of approximately 278,547 units of limited partnership interest in the Operating Partnership ("Units"). The Units were issued at various amounts per Unit, ranging from $38.66 to $41.25.


3.       Storage USA, Inc. - Initial Pro Forma Statement of Operations
         The Initial Pro Forma Statement of Operations for the year ended December 31, 1996 is presented as if (a) the acquisition during 1996 of 82 facilities totaling 5.4 million square feet for a cost of approximately $304,000, (b) the issuance of 7,029,000 shares of common stock for net proceeds of approximately $220,528 and (c) the issuance of $100,000 of 7.125% notes payable had occurred on January 1, 1996.


 4.      Acquired Facilities - Statement of Operations
         The statements of operations for the Acquired Facilities reflects the results of operations of the Acquired Facilities for the year ended December 31, 1996, and the results of operations of the Acquired Facilities for the six months ended June 30, 1997, which are included in the Acquired Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (dollar amounts in thousands, except per share data)
                                   (Unaudited)

5.      Pro Forma Adjustments - Statement of Operations
                                                                                          Six Months Ended
                                                                                           June 30, 1997
                                                                                           -------------
(a)     To record rental income for the 39 audited  facilities  acquired  during
        the first six months of 1997 from January 1, 1997 to the date acquired.            $       6,086

        To record rental income for the 14 unaudited  facilities acquired during
        the first six months of 1997 from January 1, 1997 to the date acquired.            $       1,155

        To reduce  rental  income for six  facilities  that are  included in the
        Storage USA, Inc.  historical  balances (the "Historical  Balances") and
        were exchanged for eight facilities on May 20, 1997.                               $      (1,375)
                                                                                           --------------
        Pro forma adjustment                                                               $       5,866

(b)     To record other income for the 39 audited facilities acquired during the
        first six months of 1997 from January 1, 1997 to the date acquired.                $         101

        To record other income for the 14 unaudited  facilities  acquired during
        the first six months of 1997 from January 1, 1997 to the date acquired.            $          43

        To reduce  other  income for six  facilities  that are  included  in the
        Historical  Balances and were exchanged for eight  facilities on May 20,
        1997.                                                                              $         (3)

        To reduce management income for the managed property acquired on May 15,
        1997, based on actual management fees earned by the company from January
        1, 1997 to the acquisition date.                                                   $         (10)
                                                                                           --------------
        Pro forma adjustment                                                               $         131

(c)     To record cost of property operations and maintenance for the 39 audited facilities  acquired during the first six months of 1997 from January 1,
        1997 to the date acquired.                                                         $       1,362

        To  record  cost  of  property  operations  and  maintenance  for the 14 unaudited  facilities  acquired during the first six months of 1997 from
        January 1, 1997 to the date acquired.                                              $         280

        To reduce cost of property operations and maintenance for six facilities that are  included in the  Historical  Balances and were  exchanged  for
        eight facilities on May 20, 1997.                                                  $        (383)
                                                                                           --------------
        Pro forma adjustment                                                               $       1,259

                                       12

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (dollar amounts in thousands, except per share data)
                                                    (Unaudited)

5.      Pro Forma Adjustments - Statement of Operations - continued
                                                                                          Six Months Ended
                                                                                           June 30, 1997
                                                                                           -------------
(d)     To record taxes for the 39 audited facilities  acquired during the first
        six months of 1997 from January 1, 1997 to the date acquired.                      $         519

        To record  taxes for the 14  unaudited  facilities  acquired  during the
        first six months of 1997 from January 1, 1997 to the date acquired.                $         129

        To reduce taxes for six  facilities  that are included in the Historical
        Balances and were exchanged for eight facilities on May 20, 1997.                  $       (206)
                                                                                           --------------
        Pro forma adjustment                                                               $         442

(e)     To reflect an estimated increase in general and  administrative  expense
        based on results subsequent to acquisition.                                        $         337

(f)     To record depreciation for the 39 audited facilities acquired during the first six months of 1997, based on approximately $94,047 of the purchase
        price being allocated to depreciable assets, based on a 40 year life.              $       1,176

        To record  depreciation for the 14 unaudited  facilities acquired during the first six  months of 1997,  based on  approximately  $18,888  of the purchase price being allocated to depreciable assets, based on a 40 year
        life.                                                                              $         236

        To  record   depreciation   on  the   Acquired   Facilities,   based  on
        approximately   $27,664  of  the  purchase  price  being   allocated  to
        depreciable assets, based on a 40-year life.                                       $         346

        Less:  Depreciation  included in the Historical  balance relating to the
        Acquired  Facilities and facilities acquired during the first six months
        of 1997.                                                                           $        (297)

        To reduce  depreciation  for six  facilities  that are  included  in the
        Historical  Balances and were exchanged for eight  facilities on May 20,
        1997.                                                                              $        (142)

                                                                                           --------------
        Pro forma adjustment                                                               $       1,319

(g)     To reflect the interest  expense on the pro forma line of credit balance of $11,899 at a weighted  average  interest rate of 7.01% after assuming
        all financing transactions to occur on January 1, 1997.                            $        (417)

        To remove historical line of credit interest expense.                              $       1,726

                                       13

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (dollar amounts in thousands, except per share data)
                                   (Unaudited)

5.      Pro Forma Adjustments - Statement of Operations - continued
                                                                                          Six Months Ended
                                                                                           June 30, 1997
                                                                                           -------------
        To reflect  the pro forma  effect of  additional  interest  expense  and amortization  of discount due to the issuance of $100,000 of 8.20% notes
        payable assumed to occur on January 1, 1997.                                       $      (3,473)

        To reflect  interest  expense on mortgage  notes payable from January 1,
        1997 to the date of acquisition for the $4,409 mortgages  assumed during
        the period January 1, 1997 to September 3, 1997.                                   $        (140)

        To reflect the pro forma  effect on  interest of assuming  the payoff of
        all mortgages occurred on January 1, 1997.                                         $         185
                                                                                           --------------
        Pro forma adjustment                                                               $      (2,119)

(h)     To remove gain on exchange of self-storage facilities.                             $      (2,569)

(i)     To reflect the pro forma  effect on minority  interest  expense from the income  contributed  from  facilities  acquired  from January 1, 1997 to
        September 3, 1997 assuming those  acquisitions  and all equity offerings
        and Unit transactions occurred on January 1, 1997.                                 $        (547)

                                                                                            Year ended
                                                                                         December 31, 1996
                                                                                         -----------------

(j)     To record rental income for the 39 audited  facilities  acquired  during
        the first six months of 1997.                                                      $      16,664

        To record rental income for the 14 unaudited  facilities acquired during
        the first six months of 1997 .                                                     $       3,306

        To reduce  rental  income for six  facilities  that are  included in the
        Initial Pro Forma  balances and were  exchanged for eight  facilities on
        May 20, 1997.                                                                      $      (3,217)
                                                                                           --------------
        Pro forma adjustment                                                               $      16,753

(k)     To record other income for the 39 audited facilities acquired during the
        first six months of 1997.                                                          $         313

        To record other income for the 14 unaudited  facilities  acquired during
        the first six months of 1997.                                                      $          95

        To reduce  other  income for six  facilities  that are  included  in the
        Initial Pro Forma  balances and were  exchanged for eight  facilities on
        May 20, 1997.                                                                      $         (10)

        To reduce management income for the managed property acquired on May 15,
        1997,  based on actual  management fees earned by the company during the
        year ended December 31, 1996.                                                      $         (27)
                                                                                           --------------
        Pro forma adjustment                                                               $         371

                                       14

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (dollar amounts in thousands, except per share data)
                                   (Unaudited)

5.      Pro Forma Adjustments - Statement of Operations - continued
                                                                                            Year ended
                                                                                         December 31, 1996
                                                                                         -----------------
(l)     To record cost of property operations and maintenance for the 39 audited
        facilities acquired during the first six months of 1997.                           $       3,863

        To  record  cost  of  property  operations  and  maintenance  for the 14
        unaudited facilities acquired during the first six months of 1997.                 $       1,061

        To reduce cost of property operations and maintenance for six facilities that are included in the Initial Pro Forma  balances and were  exchanged
        for eight facilities on May 20, 1997.                                              $        (730)
                                                                                           --------------
        Pro forma adjustment                                                               $       4,194

(m)     To record taxes for the 39 audited facilities  acquired during the first
        six months of 1997.                                                                $       1,082


        To record  taxes for the 14  unaudited  facilities  acquired  during the
        first six months of 1997.                                                          $         291

        To reduce taxes for six facilities  that are included in the Initial Pro
        Forma balances and were exchanged for eight facilities on May 20, 1997.            $        (577)
                                                                                           --------------
        Pro forma adjustment                                                               $         796

(n)     To reflect an estimated increase in general and  administrative  expense
        based on results subsequent to acquisition.                                        $         800

(o)     To record depreciation for the 39 audited facilities acquired during the first six months of 1997, based on approximately $94,047 of the purchase
        price being allocated to depreciable assets, based on a 40 year life.              $       2,351

        To record  depreciation for the 14 unaudited  facilities acquired during the first six  months of 1997,  based on  approximately  $18,888  of the purchase price being allocated to depreciable assets, based on a 40 year
        life.                                                                              $         472

        To  record   depreciation   on  the   Acquired   Facilities,   based  on
        approximately   $27,664  of  the  purchase  price  being   allocated  to
        depreciable assets, based on a 40-year life.                                       $         692

        To reduce  depreciation  for six  facilities  that are  included  in the
        Initial Pro Forma  balances and were  exchanged for eight  facilities on
        May 20, 1997.                                                                      $        (302)
                                                                                           --------------
        Pro forma adjustment                                                               $       3,213

                                       15

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (dollar amounts in thousands, except per share data)
                                   (Unaudited)

5.      Pro Forma Adjustments - Statement of Operations - continued
                                                                                            Year ended
                                                                                         December 31, 1996
                                                                                         -----------------
(p)     To reflect the interest  expense on the pro forma line of credit balance reduction of $40,831 at a weighted  average interest rate of 6.99% after effect of assuming  all  financing  transactions  to occur on January 1,
        1996.                                                                              $       2,854

        To reflect  the pro forma  effect of  additional  interest  expense  and amortization  of discount due to the issuance of $100,000 of 8.20% notes
        payable assumed to occur on January 1, 1996.                                       $      (8,336)

        To reflect interest expense on mortgage notes payable from the $4,409 of mortgages  assumed  during the period  January 1, 1997 to  September  3,
        1997.                                                                              $        (387)

        To reflect the pro forma  effect on  interest of assuming  the payoff of
        all mortgages occurred on January 1, 1996.                                         $         837
                                                                                           --------------
        Pro forma adjustment                                                               $      (5,032)

(q)      To reflect the pro forma effect on minority  interest  expense from the income  contributed  from  facilities  acquired from January 1, 1997 to
         September 3, 1997 assuming those  acquisitions and all equity offerings
         and Unit transactions occurred on January 1, 1996.                                $      (2,086)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                DATED:  October 6, 1997

                                STORAGE USA, INC.

                                By: /s/ Dennis A. Reeve
                                   ----------------------------
                                Dennis A. Reeve
                                Chief Financial Officer
                                (Principal Financial and Accounting Officer)












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